UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 21, 2014
Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

As previously reported in the Current Report on Form 8-K filed on April 16, 2014 (the “Prior Form 8-K”) by Lucas Energy, Inc. (“Lucas” or the “Company”), on April 15, 2014, the Company agreed to sell an aggregate of 3,333,332 units, at a purchase price of $0.60 per unit or $2 million in aggregate, with each unit consisting of one share of common stock (the “Shares”) and 0.50 of a warrant to purchase one share of the Company’s common stock at an exercise price of $1.00 per share and a term of five years (the “Warrants”, and collectively with the Shares, the “Units”).

On April 21, 2014, the offering closed, and the Company subsequently received an aggregate of $2,000,000 in gross funding and a net of approximately $1,880,000 (after the deduction of approximately $120,000 in associated legal and placement agent fees). The Company plans to use the net proceeds to pay down expenses related to drilling, lease operating, and work over activities and for general corporate purposes, including general and administrative expenses.

The offer and sale of the Shares was made pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-188663), which was declared effective by the Commission on May 24, 2013 (the “Shelf Registration Statement”) and prospectus accompanying such Shelf Registration Statement, and a prospectus supplement thereto, describing the terms of the offering, which was filed with the SEC on April 18, 2014 (the “Prospectus Supplement”).

More information on the offering and the Units, as well as copies of the Securities Purchase Agreement, Warrants and Registration Rights Agreement associated with the offering can be found in the Prior Form 8-K filing and investors are encouraged to review such Prior Form 8-K filing, Registration Statement (and accompanying prospectus) and the Prospectus Supplement for more information on the offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

4.1*	Common Stock Purchase Warrant – Ironman Energy Master Fund (583,333 warrants)(April 21, 2014)

4.2*	Common Stock Purchase Warrant – Ironman PI Fund II (QP), LP (250,000 warrants)(April 21, 2014)

4.3*	Common Stock Purchase Warrant – John B. Helmers (833,333 warrants)(April 21, 2014)

99.1**	Press Release dated April 22, 2014

* Filed herewith

** Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: April 21, 2014

EXHIBIT INDEX

4.1*	Common Stock Purchase Warrant – Ironman Energy Master Fund (583,333 warrants)(April 21, 2014)

4.2*	Common Stock Purchase Warrant – Ironman PI Fund II (QP), LP (250,000 warrants)(April 21, 2014)

4.3*	Common Stock Purchase Warrant – John B. Helmers (833,333 warrants)(April 21, 2014)

99.1**	Press Release dated April 22, 2014

* Filed herewith

** Furnished herewith.